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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 18, 2000

                        COMMISSION FILE NUMBER 33-4734-D

              GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION

               (Exact name of registrant as specified in charter)

    OREGON                                               93-0950786
    ------                                               ----------
    (State or other jurisdiction of                      (IRS. Employer
    incorporation or organization)                       Identification No.)

    211 EAST 7TH STREET, 11TH FLOOR, AUSTIN, TEXAS       78701
    ----------------------------------------------       -----
    (Address of principal executive offices)             (Zip Code)

    Registrant's telephone number, including area code   (512) 391-2000
                                                         --------------

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On December 15, 2000, the Registrant engaged the firm of Grant Thornton L.L.P. ("Grant Thornton") as the Registrant's independent certified public accountants to audit the Registrant's financial statements on an ongoing basis. At the same time, the Registrant terminated the engagement of Andersen Andersen & Strong ("Andersen"), previously the Registrant's independent public accountant. This change in independent certified public accountants was approved by the Audit Committee of the Registrant's Board of Directors.

        Andersen's reports on the Registrant's financial statements during the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and all subsequent interim periods preceding the termination of the engagement of Andersen, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        The Registrant has provided Andersen with a copy of the disclosures it is making herein and has requested Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of Andersen's letter responsive to such request is attached hereto as Exhibit 1.

        Prior to the engagement of Grant Thornton as its independent certified public accountant, the Registrant did not consult with Grant Thornton or receive any written or oral advice from Grant Thornton regarding any matter, including without limitation the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was the subject of a disagreement or reportable event.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        The following exhibits are being filed herewith:

        16. Letter from Andersen Andersen & Strong

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Grand Adventures Tour & Travel Publishing Corporation

                           By:  /s/ Robert R. Roe
                               -------------------------------------------------
                                    Vice President and Chief Financial Officer
                               -------------------------------------------------


        December 18, 2000

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                                  EXHIBIT INDEX


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EXHIBIT
NUMBER            DESCRIPTION                                     PAGE NUMBER
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
16.               Letter from Andersen Andersen & Strong                1
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